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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                October 24, 2002
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    000-23955                87-0458721
-------------------------------    ----------------      ----------------------
(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
Incorporation or Organization)          Number)          Identification Number)


                        TWO CENTERPOINTE DRIVE, SUITE 450
                              LAKE OSWEGO, OR 97035
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (503) 594-1210
                            ------------------------
                         (Registrant's telephone number)


                                 Not Applicable
                            ------------------------
            (Former Name and Address of Principal Executive Offices)


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ITEM 5.  OTHER EVENTS


NOTICE OF ANNUAL SHAREHOLDER MEETING. On October 24, 2002, we issued a press release that announces the date of our annual meeting of shareholders. The press release is attached hereto as exhibit 99.1 and incorporated by reference.






SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: October 24, 2002                                 By: /s/ Bernard J. Brady
------------------------                               -------------------------
                                                       Bernard J. Brady
                                                       Chief Financial Officer,
                                                       Secretary & Treasurer


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